UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 3, 2010
EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO (Address of Principal Executive Offices)	63121 (Zip Code)
Registrant’s telephone number including area code: 314-996-0900
No change since last report
(Former Name or Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-3.1
EX-3.2
EX-10.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Annual Compensation Decisions
On March 3, 2010, the Board of Directors of Express Scripts, Inc. (the “Company”) met and finalized the approval of several compensation related items for the Company’s Named Executive Officers. These items were previously considered and approved by the Compensation Committee (“the Compensation Committee”) of the Board of Directors of the Company, subject to ratification by the full Board. The Named Executive Officers were determined based on those identified in the Summary Compensation Table contained in the Company’s proxy statement dated April 16, 2009.
However, as previously disclosed, Thomas Boudreau retired from the Company on April 1, 2009. As such, no compensation-related items were considered with respect to Mr. Boudreau, and all references to Named Executive Officers herein and in Exhibit 10.1 hereto do not include Mr. Boudreau. In addition, as previously disclosed, Michael Holmes announced his intention to leave the Company, and as a result, the Compensation Committee did not consider 2010 compensation adjustments for Mr. Holmes.
A summary of the base salaries for the Named Executive Officers is attached as Exhibit 10.1 hereto and is incorporated by reference herein.
The Compensation Committee also approved target and potential annual bonus awards and equity awards for the Named Executive Officers (other than Mr. Holmes). A summary of the bonus and equity awards is also included in Exhibit 10.1 hereto and incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 3, 2010, the Board of Directors (the “Board”) of the Company adopted amendments (the “Amendments”) to the Company’s Bylaws (the “Bylaws”), which are effective as of such date. The Amendments implement majority voting for directors and modify certain procedures relating to the annual meeting. The principal features of the Amendments are summarized below.
Section 1.5(a) of the Bylaws was amended to clarify that, if a quorum is not present, the meeting of stockholders can be adjourned either by the person presiding over the meeting or the stockholders by vote of a majority of the voting power of stock present in person or represented by proxy.
Section 1.5(b) of the Bylaws was amended to provide that:
(i)	each director to be elected by the stockholders shall be elected by the vote of the majority of votes cast, meaning that the number of votes cast “for” a director’s election exceeds the number of votes cast “withhold” or “against” that director’s election;

(ii)	in the event of a contested election (as defined), directors shall be elected by the vote of a plurality of the votes cast and entitled to vote on the election of a director;

(iii)	except as otherwise provided by law or the Certificate of Incorporation or Bylaws, when a quorum is present, the vote of the holders of a majority of stock having voting power present in person or represented by proxy and entitled to vote on the matter will decide other matters;

(iv)	votes cast in accordance with any method adopted by the corporation shall be valid so long as permitted by law;

(v)	director nominees are required to submit an irrevocable resignation, contingent upon (1) that person’s failure to receive a majority of the votes cast in an election that is not a contested election and (2) acceptance of the resignation by the Board; and

(vi)	the Company will publicly disclose the decision of the Board of Directors as to whether to accept any such resignation and the rationale therefor within 90 days from the date of certification of election results, if an incumbent director nominee fails to receive the required vote for re-election.
Section 1.6(a) of the Bylaws was amended to expressly allow the person presiding over a stockholders’ meeting to adjourn the meeting to another time or place or means of remote communications.
Section 1.11 of the Bylaws set forth procedures for the nomination of directors. Section 1.11 was amended to expand certain requirements applicable to nominees and nominating stockholders, while leaving the time periods generally unchanged. Among other things, the amendments:
(i)	provide that only director nominees nominated pursuant to the Company’s notice of the meeting or otherwise properly brought before the meeting by the Board or by stockholders complying with the requirements of the Bylaws shall be eligible for election to the Board at a stockholder meeting;

(ii)	require a stockholder to give advance notice of a director nomination 90-120 days before the first anniversary of the preceding year’s annual meeting in the case of an annual meeting or 90-120 days before the special meeting in the case of a special meeting (subject to certain specified exceptions);

(iii)	require a stockholder nominating a director nominee to provide certain information with respect to the nominee and the stockholder giving the notice and the beneficial owner on whose behalf the nomination is being made (including, among other things, their holdings in the Company’s stock and derivative instruments as well as any short interest in the Company’s stock) and to make certain representations regarding whether such stockholder intends to appear in person or by proxy at the stockholder meeting to present the nomination or to solicit proxies with respect to the nomination;

(iv)	require director nominees to complete and return a written questionnaire providing certain information regarding the director nominee’s background and qualifications, and the background of any other person or entity on whose behalf the nomination is being made; and

(v)	require director nominees to represent to the Company that such director nominee:
•	is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such prospective nominee, if elected as a director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with the nominee’s ability to comply, if elected as a director, with the nominee’s fiduciary duties under applicable law;

•	is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than us with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Company; and

•	would be in compliance if elected as a director and will comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.
Section 1.12 of the Bylaws set forth procedures for stockholder proposals. Section 1.12 was amended to expand certain requirements applicable to stockholder proponents. Among other things, the amendments:
(i)	provide that only such business shall be conducted at an annual stockholders meeting as shall have been brought before the meeting pursuant to the Company’s notice of the meeting, by or at the direction of the Board or by any stockholder who has complied with the requirements of the Bylaws for bringing a stockholder proposal;

(ii)	require that, if the date of the annual meeting has been advanced by more than 30 days or delayed more than 60 days from the date of the previous year’s meeting, advance notice of a stockholder proposal must be submitted 90-120 days before such annual meeting (subject to certain specified exceptions); and

(iii)	require a stockholder making a proposal to provide certain information with respect to the proposal and the stockholder giving the notice and the beneficial owner on whose behalf the proposal is being made (including their holdings in the Company’s stock and derivative instruments as well as any short interest in the Company’s stock) and to make certain representations regarding whether such stockholder intends to appear in person or by proxy at the stockholder meeting to present the stockholder proposal or to solicit proxies with respect to the proposal.
Section 1.13 of the Bylaws was amended to:
(i)	set forth a list of certain information required to be provided to the Company by a nominating stockholder or stockholder proponent pursuant to Section 1.11 or 1.12; and

(ii)	require that in order a person to be considered a qualified representative of a stockholder for purposes of the Bylaws, such person must be an authorized officer,

manager, or partner of such stockholder or a representative authorized by a writing which must be presented at the meeting of stockholders.
Section 1.15 of the Bylaws was amended to expand the authority provided to the person presiding over a stockholders’ meeting to expressly include:
(i)	adjourning or recessing the meeting to another time or place or means of remote communications;

(ii)	removing any stockholder who refuses to comply with meeting procedures, rules, or guidelines; and

(iii)	regulating voting or balloting;
with such presiding person having complete and final authority and discretion with respect to the conduct of the meeting.
Additional changes were made to Sections 1.6(b), 1.7, 2.1, 2.6, 2.9, 2.10, 2.12, 4.1, 6.1, 6.6, 6.9 and 6.10 to clarify, update or otherwise effect minor revisions to such provisions.
The foregoing is only a summary of the principal features of the Amendments and is qualified in its entirety by reference to the amended Bylaws and a copy of the Bylaws marked to show changes from the Prior Bylaws, which are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
     See exhibit index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Express Scripts, Inc.
By	/s/ Keith J. Ebling
	Name:	Keith J. Ebling
	Title:	Executive Vice President and General Counsel

Dated: March 9, 2010

Exhibit Index

Exhibit No.	Description

3.1 [1]	Bylaws of the Company, as amended effective as of March 3, 2010.

3.2 [1]	Bylaws of the Company, marked to show amendments effective as of March 3, 2010.

10.1 [1,2]	Summary Of Named Executive Officer 2010 Salaries, 2009 Bonus Awards, 2010 Maximum Bonus Potential, and 2010 Equity and Performance Awards.

10.2 [2]	Form of Performance Share Award Agreement used with respect to grants of performance shares by the Company under the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2006.

10.3 [2]	Form of Stock Option Agreement used with respect to grants of stock options by the Company under the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed February 26, 2008.

10.4 [2]	Form of Restricted Stock Unit Agreement used with respect to grants of restricted stock units by the Company under the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed March 3, 2009.

10.5 [2]	Amended and Restated Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2001.

10.6 [2]	Second Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.27 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2001.

10.7 [2]	Third Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit A to the Company’s Proxy Statement filed April 18, 2006.

10.8 [2]	Executive Employment Agreement, dated as of October 31, 2008, and effective as of November 1, 2008, between the Company and George Paz, incorporated by reference to Exhibit No. 10.1 to the Company’s Current Report on Form 8-K filed October 31, 2008.

10.9 [2]	Form of Executive Employment Agreement entered into between the Company and certain key executives (including all of the Company’s named executive officers other than Mr. Paz), incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed October 31, 2008.

[1]	Filed herein.

[2]	Denotes management contract or compensatory plan arrangements.